Exhibit 10.1

Execution Version

BORROWING BASE REDETERMINATION AGREEMENT

AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS BORROWING BASE REDETERMINATION AGREEMENT AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 4, 2024 is among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION INC., a Delaware corporation (as successor-by-conversion to Talos Production LLC, a Delaware limited liability company) and a direct or indirect Subsidiary of Holdings (the “Borrower”), each other Credit Party, JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”), and each Lender party hereto.

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 10, 2018, among Holdings, the Borrower, the Administrative Agent, the Issuing Banks, the Lenders party thereto, and the other Persons from time to time party thereto (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended hereby upon the occurrence (but only if it shall occur) of the Amendment Effective Date, the “Credit Agreement”); and

WHEREAS, the Borrower has provided the necessary reserve report information (the “Fall 2024 Redetermination Reserve Report”) for the Administrative Agent and the Lenders to complete the fall 2024 Scheduled Redetermination of the Borrowing Base and, after reviewing such reserve information, the Administrative Agent and the requisite Lenders have recommended decreasing the Borrowing Base from $1,075,000,000 to $925,000,000; and

WHEREAS, pursuant to Section 4.3(c) of the Existing Credit Agreement, in connection with the reduction in the Borrowing Base pursuant to this Amendment to an amount that is less than the Total Commitment, contemporaneously with such reduction in the Borrowing Base, the Total Commitment shall be automatically and permanently reduced, without premium or penalty, from $965,000,000 to $925,000,000 (subject to any increase of the Total Commitment in accordance with Section 2.16 of the Credit Agreement); and

WHEREAS, each of Holdings and the Borrower desires to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, Section 13.1 of the Existing Credit Agreement provides that Holdings, the Borrower, the Issuing Banks and the Lenders may amend the Existing Credit Agreement and the other Credit Documents in accordance with the provisions thereof;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Existing Credit Agreement.

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SECTION 2. Borrowing Base Redetermination; Total Commitment.

(a) On the Amendment Effective Date, the Borrower and the Lenders party hereto agree that the Borrowing Base shall be, and hereby is, decreased from $1,075,000,000 to $925,000,000, until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement.

(b) On the Amendment Effective Date, in accordance with Section 4.3(c) of the Credit Agreement, the Total Commitment shall be automatically and permanently reduced (subject to any increases of the Total Commitment in accordance with Section 2.16 of the Credit Agreement) ratably among the Lenders in accordance with each Lender’s Commitment Percentage, such that the Total Commitment shall equal $925,000,000.

(c) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to Section 2(a) hereof shall constitute the Scheduled Redetermination of the Borrowing Base for the fall of 2024 and shall not constitute an Interim Redetermination of the Borrowing Base pursuant to Section 2.14(b) of the Credit Agreement.

SECTION 3. Amendments to Existing Credit Agreement. On the Amendment Effective Date, the Existing Credit Agreement shall be, and is hereby, amended as follows:

(a) Section 1.1 is hereby amended by inserting the following defined term where alphabetically appropriate:

“Availability Cap” means an amount equal to $800,000,000.

“Eleventh Amendment” means that certain Borrowing Base Redetermination Agreement and Eleventh Amendment to Credit Agreement dated as of December 4, 2024, by and among Holdings, the Borrower, each other Credit Party, the Administrative Agent, and the Lenders party thereto.

“Eleventh Amendment Effective Date” means the “Amendment Effective Date” as defined in the Eleventh Amendment.

(b) Section 7 of the Existing Credit Agreement is hereby amended by inserting the following new clause (e) immediately after the existing clause (d) therein:

“(e) Availability Cap. From and after the Eleventh Amendment Effective Date, if the sum of the aggregate Total Exposures of all Lenders on such day (after giving pro forma effect to any requested Borrowing) would equal or exceed the Availability Cap, then the Administrative Agent shall have received approval from the Required Lenders (in their sole and absolute discretion) prior to the making of the applicable Loan (other than any Loan made pursuant to Section 3.4(a)) or the issuance of the applicable Letter of Credit.”

(c) Schedule 1.1(a) of the Existing Credit Agreement is hereby amended and restated, in its entirety, by Schedule 1.1(a) attached hereto as Annex I.

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SECTION 4. Representations and Warranties, Etc. To induce the Administrative Agent, the Lenders and Issuing Banks to enter into this Amendment, the Borrower and Holdings represent and warrant to the Administrative Agent, the Issuing Banks and the Lenders that on and as of the Amendment Effective Date:

(a) each representation and warranty made by any Credit Party contained in the Existing Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date;

(b) each Credit Party executing this Amendment has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(c) the Existing Credit Agreement and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d) no Default, Event of Default or Borrowing Base Deficiency exists under the Existing Credit Agreement or any of the other Credit Documents.

SECTION 5. Ratification; Reaffirmation of Security Documents.

(a) Each of Holdings, the Borrower and each other Credit Party hereby ratifies and confirms, on and as of the Amendment Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (ii) all of the Obligations under the Existing Credit Agreement and the other Credit Documents.

(b) Each of Holdings, the Borrower and each other Credit Party (i) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document, and agrees that each such Security Document will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time and (ii) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Obligations.

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SECTION 6. Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon receipt by the Administrative Agent of executed counterparts of this Amendment from Holdings, the Borrower, each other Credit Party, the Administrative Agent, and the Lenders constituting at least the Required Lenders.

SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Integration. This Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Existing Credit Agreement and the Credit Agreement, as applicable (including any Affiliate of each Issuing Bank that issues any Letter of Credit).

SECTION 12. Miscellaneous. (a) On and after the Amendment Effective Date, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Amendment and (b) this Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and the Credit Agreement, as applicable, and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement and the Credit Agreement, as applicable.

(Remainder of Page Left Intentionally Blank)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the Amendment Effective Date.

TALOS ENERGY INC.,
as Holdings

By:	/s/ Sergio Maiworm
Name: Sergio Maiworm Title: Chief Financial Officer and Executive Vice President

TALOS PRODUCTION INC.,
as the Borrower

By:	/s/ Sergio Maiworm
Name: Sergio Maiworm
Title: Chief Financial Officer and Executive Vice President

Signature Page to Eleventh Amendment to Credit Agreement

TALOS ERT LLC,
TALOS ENERGY PHOENIX LLC,
TALOS ENERGY OFFSHORE LLC,
TALOS GULF COAST LLC,
TALOS GULF COAST OFFSHORE LLC,
TALOS GULF COAST ONSHORE LLC,
ANRP (TALOS DC), LLC,
CKB PETROLEUM, LLC,
TALOS PETROLEUM LLC,
STONE ENERGY HOLDING, L.L.C.,
TALOS RESOURCES LLC,
TALOS ENERGY HOLDINGS LLC,
TALOS ENERGY LLC,
TALOS ENERGY OPERATING COMPANY LLC,
TALOS PRODUCTION FINANCE INC.,
TALOS ENERGY INTERNATIONAL LLC and
TALOS OIL AND GAS LLC,
TALOS EXPLORATION LLC,
TALOS THIRD COAST LLC,
TALOS ENERGY VENTURES GOM LLC,
TALOS ENERGY CORPORATION SUB LLC,
TALOS ENERGY VENTURES HOLDING, LLC,
TALOS FINANCE CORPORATION,
TALOS ENERGY VENTURES, LLC
as Credit Parties

By:	/s/ Sergio Maiworm
Name: Sergio Maiworm
Title: Chief Financial Officer and Executive Vice President

Talos International Holdings SCS, a limited partnership (société en commandite simple), having its registered office address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the RCS Luxembourg under number B 240.942 acting by its general partner, ANRP (Talos DC), LLC, itself represented by:

By:	/s/ Sergio Maiworm
Name: Sergio Maiworm
Title: Chief Financial Officer and Executive Vice President

Signature Page to Eleventh Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Cameron Strock
Name: Cameron Strock
Title: Authorized Officer

Signature Page to Eleventh Amendment to Credit Agreement

Capital One, National Association,
as a Lender

By:	/s/ Jason Groll
Name: Jason Groll
Title: Director

Signature Page to Eleventh Amendment to Credit Agreement

DNB CAPITAL LLC,
as a Lender

By:	/s/ Scott L. Joyce
Name: Scott L. Joyce
Title: Senior Vice President

By:	/s/ George Philippopoulos
Name: George Philippopoulos
Title: Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement

KeyBank National Association,
as a Lender

By:	/s/ George McKean
Name: George McKean
Title: Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to Eleventh Amendment to Credit Agreement

Citibank, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

Signature Page to Eleventh Amendment to Credit Agreement

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

Signature Page to Eleventh Amendment to Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ David Valentine
Name: David Valentine
Title: Managing Director

Signature Page to Eleventh Amendment to Credit Agreement

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

Signature Page to Eleventh Amendment to Credit Agreement

Morgan Stanley Senior Funding, Inc.,
as a Lender

By:	/s/ Aaron McLean
Name: Aaron McLean
Title: Vice President

Signature Page to Eleventh Amendment to Credit Agreement

TEXAS CAPITAL BANK,
as a Lender

By:	/s/ Jeremy Burge
Name: Jeremy Burge
Title: Managing Director

Signature Page to Eleventh Amendment to Credit Agreement

Mizrahi Tefahot Bank Ltd.,
as a Lender

By:	/s/ Amir Morad
Name: Amir Morad
Title: VP, Senior Underwriter and Portfolio Manager

By:	/s/ Gerry B. Perez
Name: Gerry B. Perez
Title: Senior Vice President, CCO

Signature Page to Eleventh Amendment to Credit Agreement

Annex I

Schedule 1.1(a)

COMMITMENTS

Lender	Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$115,025,906.74	12.435233161%
Capital One, National Association	$115,025,906.74	12.435233161%
DNB Capital LLC	$115,025,906.74	12.435233161%
KeyBank National Association	$115,025,906.74	12.435233161%
Barclays Bank PLC	$76,683,937.82	8.290155440%
Citibank, N.A.	$76,683,937.82	8.290155440%
Mizuho Bank, Ltd.	$76,683,937.82	8.290155440%
Regions Bank	$61,093,134.72	6.604663213%
Goldman Sachs Bank USA	$47,927,461.14	5.181347150%
Morgan Stanley Senior Funding, Inc.	$47,927,461.14	5.181347150%
Texas Capital Bank	$39,554,533.68	4.276165803%
Mizrahi Tefahot Bank Ltd.	$38,341,968.90	4.145077719%

TOTAL	$925,000,000.00	100.000000000%

Annex I